Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

24. Subsequent Events (Unaudited)

On July 29, 2020, the Company announced it entered into a definitive agreement to acquire the Australia and New Zealand operations of Laureate Education, Inc. The transaction is valued at approximately $642.7 million, subject to potential adjustments, and has been unanimously approved by the Boards of Directors of both companies. The transaction is subject to the satisfaction of certain customary closing conditions and regulatory approvals and is expected to close by the first quarter of 2021. The Company has received commitments from its lenders to expand its existing revolving credit facility from $250 million to $350 million concurrently with the close of the transaction.